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                                                                Exhibit: 10.25FT


                                    AGREEMENT
                                       FOR
                                PURCHASE AND SALE
                                       OF
                                     ASSETS

         THIS AGREEMENT is made as of the 31st day of December, 1997, by and between Newtech Consulting, Inc., an Arizona corporation ("Seller") and Futech Educational Products, Inc., an Arizona corporation ("Buyer").

                                   RECITALS:

         A. Seller owns the intellectual and other property identified on Exhibit "A" attached hereto and hereby made a part hereof (collectively the "Assets").

         B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Assets, in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                     TERMS:

         1. PURCHASE AND SALE. Seller hereby sells to Buyer, and Buyer hereby purchases from Seller, the Assets, including all rights of Seller relating thereto, upon the terms and conditions hereinafter set forth.

         2. PURCHASE PRICE. The purchase price for the Assets is as follows:

                  2.1 Three hundred thousand dollars ($300,000), payable in cash upon execution of this Agreement;

                  2.2 Six million (6,000,000) shares of the common stock of Buyer (to be issued to Seller simultaneously with the execution of this Agreement); and

                  2.3 The assumption of liabilities as set out in Section 3 below.

         3. ASSUMPTION of LIABILITIES. As part of, and in addition to the other purchase price identified in Section 2 above, Buyer hereby assumes and agrees to pay any and all liabilities of Seller to the extent of, and only to the extent of, a maximum amount of $25,000.00. Seller remains liable for all other debts of Seller.

         4. TERMINATION OF CONSULTANT AGREEMENT. Seller and Buyer entered in that certain Consulting Agreement, dated August, 1996, wherein, among other things, Seller agreed to render consulting services to Buyer relating to the design, creation, development, testing and/or

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Agreement for Purchase and Sale of Assets
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support services for certain of Buyer's then-existing and future technology.
Seller and Buyer agree that, without the necessity of any additional documentation, said Consulting Agreement agree is hereby terminated, and the parties shall have no obligations under said Consulting Agreement, except for any obligations which by the terms of the Consulting Agreement survive termination.

         5. TERMINATION OF EMPLOYMENT AGREEMENT. Seller and Stephen I. McTaggert ("McTaggert") entered into that certain Employment Agreement, dated August, 7, 1996, wherein, among other things, the Parties and McTaggart by his signature appearing below, hereby agree that, without the necessity of any additional documentation, said Employment Agreement is hereby terminated, and the parties thereto shall have no obligations under said Employment Agreement, except for any obligations which by the terms of the Employment Agreement survive termination.

         6. REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants as follows:

                  6.1 Authority. Seller has the power and authority to enter into and perform its obligations under this Agreement, and the Board of Directors of Seller has approved, authorized, and ratified the execution and delivery of this Agreement, and of the documents herein required to consummate the transaction contemplated herein.

                  6.2 Liens. The Assets are free and clear of any and all liens and encumbrances.

                  6.3 Litigation. To the knowledge of Seller, there is no litigation, proceeding, or investigation pending or threatened against Seller or the Assets.

                  6.4 Judgements Against Seller and/or Assets. Neither Seller nor the Assets are under any governmental investigation, no such investigation has been threatened, and there are no judgments against Seller or the Assets.

                  6.5 Patents. There is no litigation pending or threatened with respect to the patents included in the Assets, there is no outstanding order, judgment, decree or stipulation affecting the validity or enforceability of said patents, there exists no outstanding notices of infringement given by Seller regarding the patents, there are no pending interferences or other contested proceedings pending, or that are in the process of being instituted, in the United States Patent Office or in the courts, relating to said patents, and to the best knowledge of Seller, none of the patents are presently being infringed.

         7. GOVERNING LAW; JURISDICTION. The courts of the State of Arizona shall have the sole and exclusive jurisdiction and venue in any case or controversy arising under this Agreement or by reason of this Agreement. The parties agree that any litigation or arbitration

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Agreement for Purchase and Sale of Assets
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arising from the interpretation or enforcement of this Agreement shall be only in either Maricopa County Superior Court or in the United States Federal District Court for the District of Arizona, and for this purpose each party to this Agreement (and each person who shall become a party) hereby expressly and irrevocably consents to the jurisdiction and venue of such courts.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         9. ENTIRE AGREEMENT. Except as otherwise set forth herein, this Agreement constitutes the entire agreement between the parties which respect to the subject matter hereof, and supersedes all prior understandings, if any, with respect thereto.

         10. FURTHER ASSURANCES. The parties agree to do such further acts and things and to execute and deliver such additional agreements and instruments as any party may reasonably require to consummate, evidence, or confirm any agreement contained herein in the manner contemplated hereby.

         11. MODIFICATION. Any modification or waiver of any term of this Agreement, including a modification or waiver of this term, must be in writing and signed by the parties to be bound by the modification or waiver.

         12. SEVERABILITY. In the event any portion of this Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal, or unenforceable, such portion shall be deemed severed from this Agreement, and the remaining parts hereof shall remain in full force and effect as fully as though such invalid, illegal or unenforceable portion had never been a part of this Agreement.

         13. COUNTERPARTS, FACSIMILE SIGNATURES. This Agreement may be executed by the parties in one or more counterparts, and any number of counterparts signed in the aggregate by the parties shall constitute a single instrument. The parties authorize and agree to accept facsimile signatures in counterparts to this Agreement, and that said facsimile signatures shall for all purposes be binding upon the parties as if the same were original signatures.

         14. ATTORNEY'S FEES. Should any party institute any action or proceeding to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement, or of any provision hereof, or for a declaration of rights hereunder, the prevailing party(s) of such action or proceeding shall be entitled to receive from the other involved party or parties all costs and expenses, including reasonable attorneys' fees and expert witness fees incurred by the prevailing party(s) in connection with such action or proceeding.

         15. PARAGRAPH TITLES AND HEADINGS. The titles and headings of sections of this Agreement are for the convenience of reference only, and are not intended to define, limit, or

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Agreement for Purchase and Sale of Assets
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describe the scope or intent of any provision of this Agreement, and shall not affect the construction of any provision of this Agreement.

         16. MISCELLANEOUS. The parties agree that each party and its counsel have reviewed and revised this Agreement, or had an opportunity to review and revise this Agreement, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any amendments or exhibits hereto. In the event of default by Seller hereunder, Buyer shall, in addition to its other remedies under this Agreement and in law or equity, be entitled to specific performance of Seller's obligations under this Agreement. The parties do not intend to confer any benefit upon any person, firm, or corporation other than the parties hereto. No representation or warranty herein may be relied upon by any person not a party to this Agreement.


                       SELLER:           Newtech Consulting, Inc.,
                                         an Arizona corporation


                                         By  /s/ Vincent W. Goett
                                             ----------------------------------
                                             Vincent W. Goett, Secretary


                                         By  /s/ Stephen I. McTaggart
                                             ----------------------------------
                                             Stephen I. McTaggart, President


                       BUYER: Futech Educational Products, Inc., an Arizona corporation


                                         By  /s/ Vincent W. Goett
                                             ----------------------------------
                                             Vincent W. Goett, President


ACCEPTED AND AGREED TO
as of the date first herein above written,
as to the termination of the Employment Agreement
as described in Section 5 above, by:


/s/ Stephen I. McTaggart
------------------------------
Stephen I. McTaggart

List of Exhibits:

Assets Transferred                    "A"

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                                   EXHIBIT "A"

                              (ASSETS TRANSFERRED)

All assets, of any type or nature, owned by Seller, other than Seller's $2,000,000.00 promissory note receivable payable by Buyer, Seller's stock ownership in Buyer, the cash to be received by Seller under Section 2.1 of this Agreement, Seller's loan receivable from Stephen I. McTaggart, Seller's loan receivable from Vincent W. Goett, and Seller's cash (petty cash and all accounts receivable).